UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2026
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging growth company o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.  o
Item 7.01    Regulation FD Disclosures
On August 10, 2026, BorgWarner Inc. (the “Company”) issued a press release announcing the commencement of cash tender offers (each a “Tender Offer” and collectively, the “Tender Offers”) for (i)
any and all of its outstanding 7.125% Senior Notes due 2029 and (ii) up to $720,000,000 aggregate purchase price of the outstanding 4.375% Senior Notes due 2045, 5.400% Senior Notes due 2034,
4.950% Senior Notes due 2029, and 2.650% Senior Notes due 2027 (collectively, the “Notes”). The complete terms of the Tender Offers are set forth in the Offer to Purchase and any related documents
(collectively, the “Tender Offer Documents”) that will be sent to the registered holders of the Notes of each series and will be posted online at https://www.gbsc-usa.com/borgwarner.com. The Tender Offers will expire at 5:00 p.m., New York City time, on August 14, 2026 (such time and date, as it may be extended, the “Expiration Date”), unless extended or earlier terminated by the Company. The Company is making the Tender Offers as a balanced capital allocation strategy intended to grow the long-term earnings of the
Company.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit
99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange
Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the
Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.
Item 9.01      Financial Statements and Exhibits
(d)  Exhibits. The following exhibits are being furnished as part of this Report.
.

Exhibit Number	Description
99.1	Press Release, dated August 10, 2026
104	Cover Page Interactive Data File (embedded with Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: August 10, 2026	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary